Filed pursuant to Rule 497

Registration No. 333-202399

TERRA INCOME FUND 6, INC.

SUPPLEMENT NO. 5 DATED JANUARY 13, 2016

TO THE PROSPECTUS DATED APRIL 27, 2016

This supplement contains information which supplements certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us or we, dated April 27, 2016, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

Decrease in Public Offering Price

On January 13, 2017, we decreased the public offering price of our common stock from $12.50 per share to $10.90 per share. This decrease in the public offering price is effective as of our January 17, 2017 semi-monthly closing and will be first applied to subscriptions received from January 1, 2017 through January 16, 2017.

Distributions

On January 13, 2017, our board of directors authorized a series of monthly cash distributions. Each of the cash distributions are in an amount equal to 8% on an annualized basis, which based on our public offering price of $10.90 is equal to $0.002389 per share per day. The cash distributions are payable on the last business day of each month beginning in January 2017 to stockholders of record as of the first business day following the 20th day of each immediately preceding month.